UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of Earliest Event Reported): December 3, 1999

                              M.D.C. Holdings, Inc.
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             (Exact name of registrant as specified in its charter)




       Delaware                     1-8951                    84-0622967
 ---------------------       ----------------------    ------------------------
   (State or other          (Commission file number)        (I.R.S. employer
   jurisdiction of                                         identification no.)
   incorporation)

       3600 South Yosemite Street, Suite 900, Denver, Colorado 80237
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             (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (303) 773-1100
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                                 Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On December 3, 1999, the registrant provided the information contained in Exhibit 99.1 to this Current Report on Form 8-K. This information previously was filed with the Commissions on Forms 4 filed on behalf of the appropriate person.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                -------------------

                                                    M.D.C. HOLDINGS, INC.



                                                    By: /s/ Daniel S. Japha
                                                        -----------------------
                                                        Vice President of Law -
                                                        Corporate and Secretary

Dated: December 3, 1999